EX-99.906 CERT
                                                                  Item 10(b)

               CERTIFICATION PURSUANT TO SECTION 906 OF THE
          SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF
         SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


In connection with the attached Report of Security Municipal Bond Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.


                                       By:   MICHAEL G. ODLUM
                                             -----------------------------------
                                             Michael G. Odlum, President

                                       Date: August 31, 2004


                                       By:   BRENDA M. HARWOOD
                                             -----------------------------------
                                             Brenda M. Harwood, Treasurer

                                       Date:    August 31, 2004

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.